SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): MAY 8, 2003
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                         BIO-IMAGING TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


        DELAWARE                         1-11182                  11-2872047
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
     of Incorporation)                                       Identification No.)



826 NEWTOWN-YARDLEY ROAD, NEWTOWN PA                              18940
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(Address of Principal Executive Offices)                         (Zip Code)



                                 (267) 757-3000
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                         (Registrant's telephone number,
                              including area code)



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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

          Exhibit No.     Description of Exhibit
          -----------     ----------------------
            99.1          Press release dated May 8, 2003.


ITEM 9. REGULATION FD DISCLOSURE (INFORMATION FURNISHED PURSUANT TO ITEM 12, "DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION").

     On May 8, 2003, Bio-Imaging Technologies, Inc. (the "Company") announced its financial results for the quarter ended March 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit
99.1 to this Current Report on Form 8-K.

     In accordance with the procedural guidance in SEC Release Nos. 33-8216 and 34-47583, the information in this Form 8-K and the Exhibit attached hereto is being furnished under "Item 9. Regulation FD Disclosure" rather than under "Item
12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                BIO-IMAGING TECHNOLOGIES, INC.



Dated: May 8, 2003              By:    /s/ Mark L. Weinstein
                                    ---------------------------------------
                                    Name:  Mark L. Weinstein
                                    Title: President and Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.          Description
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99.1                 Press release dated May 8, 2003.